Davis Series, Inc.
                      Supplement dated December 1, 1996
                          to the Prospectus
              dated May 1, 1996, as revised September 1, 1996


     Effective December 1, 1996, Davis Selected Advisers - NY, Inc. (DSA-NY) will be a sub-adviser to the Funds (in addition to Tanaka Capital Management, Inc. with respect to the Davis Growth Opportunity Fund). DSA-NY is a wholly-owned subsidiary of Davis Selected Advisers, L.P., the Funds' Adviser. Under a Sub-Advisory Agreement with the Adviser,
DSA-NY performs research and portfolio management functions for the Funds as requested by the Adviser. The Agreement was approved by the Board of Directors of the Company (including a majority of the directors who are not parties to the Agreement , have no financial interest in the Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement) on October 16, 1996. Tanaka Capital Management, Inc. continues to be the principal sub-adviser to Davis Growth Opportunity Fund and Graham Tanaka continues to be the portfolio manager for that Fund.

     The Agreement will be submitted to the shareholders of the Funds for consideration at a Special Meeting to be held before April, 1996. In the event that the Agreement is not approved by the shareholders as to any Fund, the Board of Directors will determine what actions should be taken.

     In lieu of a sub-advisory fee, the Adviser will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement. All the fees paid to DSA-NY will be paid by the Adviser and not the Funds. The fees paid by the Funds will not be affected by the Agreement.